The information contained herein has been prepared solely for the use of Greenwich Capital Markets, Inc. and has not been independently verified by Greenwich Capital Markets, Inc.  Accordingly, Greenwich Capital Markets, Inc. makes no express or implied representations or warranties of any kind and expressly disclaims all liability for any use or misuse of the contents hereof.  Greenwich Capital Markets, Inc. assumes no responsibility for the accuracy of any material contained herein.

The information contained herein will be superseded by the description of the mortgage loans contained in the prospectus supplement.  Such information supersedes the information in all prior collateral term sheets, if any.

DOWNEY SAVINGS and LOAN - 11/04 NegAm Funding
Balances as of 11/01/04

Total Current Balance:	1,000,659,202
Total Original Balance:	1,012,709,521
Number Of Loans:	2,687

		Minimum	Maximum
Average Current Balance:	$372,407.59	$47,830.93	$1,697,037.16
Average Original Amount:	$376,892.27	$51,500.00	$1,700,000.00

Weighted Average Gross Coupon:	4.165%	3.372	4.972%
Weighted Average Gross Margin:	2.644%	1.850	3.450%
Weighted Average Max Int Rate:	10.231%	6.000	12.500%

Weighted Average Ltv Ratio:	70.47%	9.90	90.00%
Weighted Average Total Ltv:	70.78%	9.93	90.22%

Weighted Average Neg Amort Limit:	110	110	110
Weighted Average Period Pay Cap:	7.500	7.500	7.500

Weighted Average Fico Score:	710	0	799

Weighted Average Original Term:	388 months	180	480 months
Weighted Average Remaining Term:	375 months	151	475 months
Weighted Average Seasoning:	13 months	4	31 months

Weighted Average Next Rate Reset:	1 months	1	1 months
Weighted Average Rate Adj Freq:	1 months	1	1 months
Weighted Average Payment Adj Freq:	12 months	12	12 months

Weighted Average Prepay Term:	12 months	0	12 months

Top Silent 2Nd Concentrations ($):	96.89 % No Silent Second, 3.11 % Silent Second
Top State Concentrations ($):	96.30 % California, 1.79 % Arizona, 0.41 % Illinois
Maximum Zip Code Concentration ($):	0.97% 91902 (BONITA, CA)

First Pay Date:	May 01, 2002		Aug 01, 2004
Paid To Date:	Jul 01, 2004		Nov 01, 2004
Mature Date:	Jun 01, 2017		Jun 01, 2044

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PRODUCT:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1-Month Neg MTA	2,687	1,000,659,202.29	100.00
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LIEN POSITION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
First Lien	2,687	1,000,659,202.29	100.00
Total	2,687	1,000,659,202.29	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
CURRENT BALANCE:		Mortgage Loans	the Cutoff Date	the Cutoff Date
47,831 -	50,000	1	47,830.93	0.00
50,001 -	100,000	49	4,169,497.61	0.42
100,001 -	150,000	138	17,673,985.92	1.77
150,001 -	200,000	265	46,767,577.30	4.67
200,001 -	250,000	300	68,340,423.01	6.83
250,001 -	300,000	336	92,472,198.51	9.24
300,001 -	350,000	344	112,487,215.08	11.24
350,001 -	400,000	312	117,518,787.64	11.74
400,001 -	450,000	240	102,334,593.67	10.23
450,001 -	500,000	180	85,726,232.46	8.57
500,001 -	550,000	123	64,488,598.05	6.44
550,001 -	600,000	123	70,586,194.88	7.05
600,001 -	650,000	86	53,998,079.93	5.40
650,001 -	700,000	46	31,142,361.03	3.11
700,001 -	750,000	26	18,975,598.84	1.90
750,001 -	800,000	35	27,228,940.02	2.72
800,001 -	850,000	17	13,942,600.67	1.39
850,001 -	900,000	11	9,586,433.80	0.96
900,001 -	950,000	4	3,638,333.61	0.36
950,001 - 1,000,000		16	15,698,107.72	1.57
> 1,000,000		35	43,835,611.61	4.38
Total		2,687	1,000,659,202.29	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
GROSS COUPON:		Mortgage Loans	the Cutoff Date	the Cutoff Date
3.37200 -	3.50000	27	12,230,795.62	1.22
3.50001 -	4.00000	665	250,759,338.50	25.06
4.00001 -	4.50000	1,636	613,611,900.68	61.32
4.50001 -	4.97200	359	124,057,167.49	12.40
Total		2,687	1,000,659,202.29	100.00

				% of Aggregate
			Principal Balance	Principal Balance
		Number of	Outstanding as of	Outstanding as of
ORIGINAL TERM:		Mortgage Loans	the Cutoff Date	the Cutoff Date
180		3	637,544.36	0.06
360		2,084	762,049,346.89	76.15
420		1	344,553.89	0.03
480		599	237,627,757.15	23.75
Total		2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
REMAINING TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
151 - 156	1	510,549.39	0.05
157 - 168	2	429,522.59	0.04
169 - 180	1	208,021.77	0.02
325 - 336	222	79,787,860.94	7.97
337 - 348	977	351,031,153.51	35.08
349 - 360	884	330,719,783.05	33.05
> 360	600	237,972,311.04	23.78
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PROPERTY TYPE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Single Family	1,872	721,395,460.10	72.09
PUD	447	178,837,962.02	17.87
Condominium	368	100,425,780.17	10.04
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PURPOSE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Cash Out Refinance	1,285	463,625,973.10	46.33
Purchase	830	322,407,340.19	32.22
Rate/Term Refinance	572	214,625,889.00	21.45
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
OCCUPANCY:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Primary	2,172	858,507,071.54	85.79
Investor	486	131,712,321.61	13.16
Second Home	29	10,439,809.14	1.04
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
GROSS MARGIN:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.850 - 2.000	27	12,230,795.62	1.22
2.001 - 2.500	1,063	399,111,609.10	39.88
2.501 - 3.000	1,336	504,855,129.69	50.45
3.001 - 3.450	261	84,461,667.88	8.44
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MAX INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
6.000 - 6.000	1	380,189.20	0.04
8.501 - 9.000	30	11,081,639.21	1.11
9.001 - 9.500	9	1,879,504.82	0.19
9.501 - 10.000	1,474	578,001,930.35	57.76
10.001 - 10.500	855	295,816,620.63	29.56
11.001 - 11.500	48	17,540,152.81	1.75
11.501 - 12.000	192	72,586,299.80	7.25
12.001 - 12.500	78	23,372,865.47	2.34
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
MIN INT RATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
1.850 - 2.000	27	12,230,795.62	1.22
2.001 - 2.500	1,063	399,111,609.10	39.88
2.501 - 3.000	1,336	504,855,129.69	50.45
3.001 - 3.450	261	84,461,667.88	8.44
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
NEXT RATE CHANGE DATE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
12/01/04	2,687	1,000,659,202.29	100.00
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
LTV RATIO:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.90 - 10.00	1	146,891.68	0.01
15.01 - 20.00	8	1,903,866.93	0.19
20.01 - 25.00	7	1,282,427.81	0.13
25.01 - 30.00	18	4,734,601.86	0.47
30.01 - 35.00	37	9,614,326.56	0.96
35.01 - 40.00	40	12,049,882.75	1.20
40.01 - 45.00	56	17,416,358.69	1.74
45.01 - 50.00	84	29,100,130.44	2.91
50.01 - 55.00	90	31,592,174.42	3.16
55.01 - 60.00	189	69,323,939.28	6.93
60.01 - 65.00	216	88,773,486.33	8.87
65.01 - 70.00	385	147,699,612.87	14.76
70.01 - 75.00	519	197,641,685.60	19.75
75.01 - 80.00	901	346,793,418.32	34.66
80.01 - 85.00	16	5,619,179.42	0.56
85.01 - 90.00	120	36,967,219.33	3.69
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
CLTV:	Mortgage Loans	the Cutoff Date	the Cutoff Date
9.93 - 10.00	1	146,891.68	0.01
15.01 - 20.00	8	1,903,866.93	0.19
20.01 - 25.00	4	852,769.32	0.09
25.01 - 30.00	18	4,588,566.07	0.46
30.01 - 35.00	33	7,411,699.78	0.74
35.01 - 40.00	38	12,339,916.50	1.23
40.01 - 45.00	57	17,641,338.53	1.76
45.01 - 50.00	81	28,679,124.26	2.87
50.01 - 55.00	92	30,718,838.57	3.07
55.01 - 60.00	178	64,383,598.53	6.43
60.01 - 65.00	219	90,902,875.63	9.08
65.01 - 70.00	383	146,426,059.49	14.63
70.01 - 75.00	524	200,473,359.76	20.03
75.01 - 80.00	888	340,479,379.21	34.03
80.01 - 85.00	24	9,023,209.55	0.90
85.01 - 90.00	138	44,360,398.31	4.43
90.01 - 90.22	1	327,310.17	0.03
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
PREPAY TERM:	Mortgage Loans	the Cutoff Date	the Cutoff Date
0	2,050	753,523,715.43	75.30
12	637	247,135,486.86	24.70
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
DOCUMENTATION:	Mortgage Loans	the Cutoff Date	the Cutoff Date
Lite Documentation	1,726	663,669,536.50	66.32
Express Documentation	471	166,116,554.81	16.60
Alternative Documentation	283	98,649,938.01	9.86
Full Documentation	207	72,223,172.97	7.22
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
FICO SCORE:	Mortgage Loans	the Cutoff Date	the Cutoff Date
<= 0	1	283,827.91	0.03
621 - 640	157	58,758,215.61	5.87
641 - 660	266	95,722,143.09	9.57
661 - 680	408	157,838,911.62	15.77
681 - 700	364	141,876,165.28	14.18
701 - 720	371	140,534,294.00	14.04
721 - 740	333	118,292,600.11	11.82
741 - 760	311	112,109,086.50	11.20
761 - 780	279	103,863,724.65	10.38
781 - 799	197	71,380,233.52	7.13
Total	2,687	1,000,659,202.29	100.00

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of	Outstanding as of
STATES:	Mortgage Loans	the Cutoff Date	the Cutoff Date
California	2,557	963,600,041.49	96.30
Arizona	52	17,884,744.12	1.79
Illinois	19	4,133,560.47	0.41
Oregon	13	2,892,495.54	0.29
New York	5	2,582,810.45	0.26
Colorado	10	2,461,850.53	0.25
Washington	10	2,429,529.15	0.24
New Jersey	8	2,218,156.15	0.22
Virginia	2	639,120.98	0.06
Connecticut	1	571,806.61	0.06
Indiana	4	316,094.57	0.03
Pennsylvania	1	261,558.69	0.03
Ohio	2	214,321.60	0.02
Massachusetts	1	211,109.03	0.02
Nevada	1	136,457.88	0.01
Rhode Island	1	105,545.03	0.01
Total	2,687	1,000,659,202.29	100.00